Exhibit 77D


Morgan Stanley Focus Growth Fund

The Fund made those changes to its investment strategies described in the supplement to its Prospectus filed via
EDGAR with the Securities and Exchange Commission on October 4, 2011 (accession number 0001104659-11-054820)
and incorporated by reference herein.